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                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549


                                                     FORM 8-K

                                                  CURRENT REPORT

                                     Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 30, 2003

                                    STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
                              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             Delaware                                   333-68542                                   13-3633241
-----------------------------------              -----------------------                  ------------------------------
   (STATE OR OTHER JURISDICTION                        (COMMISSION                               (I.R.S. EMPLOYER
         OF INCORPORATION)                            FILE NUMBER)                             IDENTIFICATION NO.)
383 Madison Avenue
New York, New York                                                                                    10l79
-----------------------------------                                                       ------------------------------
       (ADDRESS OF PRINCIPAL                                                                        (ZIP CODE)
        EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (212) 272-2000








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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

          1. Pooling and Servicing Agreement, dated as of June 1, 2003 among Structured Asset Mortgage Investments Inc., as seller, Wells Fargo Bank Minnesota, National Association as master servicer and securities administrator, EMC Mortgage Corporation and Deutsche Bank National Trust Company, as trustee.



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     STRUCTURED ASSET MORTGAGE
                                                     INVESTMENTS INC.


                                                     By: ______________________
                                                     Name:    Baron Silverstein
                                                     Title:   Vice President

Dated: _______________________

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     STRUCTURED ASSET MORTGAGE
                                                     INVESTMENTS INC.


                                                     By: /s/ Baron Silverstein
                                                         ----------------------
                                                     Name:  Baron Silverstein
                                                     Title:   Vice President


Dated:



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                                  EXHIBIT INDEX



               Item 601 (a) of      Sequentially
Exhibit        Regulation S-K       Numbered
Number         Exhibit No.          Description               Page
------         -----------          -----------               ----

1              4                    Pooling and Servicing     5
                                    Agreement




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                                    EXHIBIT 1